HIGHGATE HOUSE FUNDS, LTD.
                         MONTGOMERY EQUITY PARTNERS LTD.
                          101 HUDSON STREET, SUITE 3700
                          JERSEY CITY, NEW JERSEY 07092

                                  July 28, 2006

Nanoscience Technologies, Inc.
45 Rockefeller Pl., Suite 2000 #43
New York, NY 10111
Attention:  David Rector

Dear Mr. Rector:

       The undersigned, Highgate House Funds, Ltd. ("Highgate") and Montgomery Equity Partners, Ltd. ("Montgomery"), are parties to certain agreements with Nanoscience Technologies, Inc. ("Nanoscience," or the "Company"), dated December 14, 2005, including without limitation, the following (collectively, the "Highgate Documents"):

       (i)    Securities   Purchase   Agreement   (the  "SPA");

       (ii)   Investor Registration Rights Agreement;

       (iii)  Amended   and   Restated   Security   Agreement   (the   "Security
              Agreement");

       (iv) 8% Secured Convertible Debenture in the principal amount of $1,050,359.20 (denominated Debenture No. HGH-0003);

       (v) 8% Secured Convertible Debenture in the principal amount of $320,000 (denominated Debenture No. HGH-0004)

       (vi)   8%  Secured  Convertible  Debenture  in the  principal  amount  of
              $320,000  (denominated  Debenture  No.  HGH-0005,   with  the  two
              above-referenced  debentures,  the "Highgate  Debentures");

       (vii) Warrant to Purchase 100,000 shares of Nanoscience Common Stock (the "Highgate Warrant").

       By agreement among Highgate, Montgomery and Nanoscience, dated February 8, 2006, Highgate assigned Debenture No. HGH-0005 to Montgomery, and Montgomery was granted certain rights originally granted under the Highgate Documents to Highgate. The Highgate Documents, including the SPA, the Security Agreement and the Highgate Debentures, contain certain restrictions on the ability of Nanoscience to, INTER ALIA, issue any capital securities, including warrants, or grant a security interest in and to any of its assets.

       The Company desires to raise additional financing (the "Cornell Financing") through the issue and sale of a convertible debenture and common stock purchase warrant to Cornell Capital Partners, LP, and to enter into the following agreements, of even date hereof, with Cornell in respect thereof (collectively, the "Cornell Documents") pursuant to which it intends to issue such securities, grant a security interest in and to substantially all of the Company's assets, and grant Cornell certain other rights:

       (i)    Securities Purchase Agreement;

       (ii)   Investor Registration Rights Agreement;

       (iii)  Security Agreement;



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Nanoscience Technologies, Inc.
Page 2 of 3


       (iv) 8% Secured Convertible Debenture in the principal amount of $120,000 (the "Cornell Debenture");

       (v) Warrant to Purchase 1,000,000 shares of Nanoscience Common Stock (the "Cornell Warrant"); and

       (vi)   Irrevocable Transfer Agent Instructions.

       To facilitate and enable the Cornell Financing, Highgate and Montgomery hereby (i) consent to the entry by Nanoscience into and its performance under each of the Cornell Documents, including without limitation, the grant of a security interest in and to substantially all of the assets of the Company in favor of Cornell, the issuance of the Cornell Debenture and Cornell Warrant, and the granting of certain registration and purchase rights in favor of Cornell and
(ii) waive any rights they may have under or arising out of any of the Highgate Documents arising solely from the execution and delivery by Nanoscience of, or performance by Nanoscience of the Company's obligations under, the Cornell Documents, including any rights to anti-dilution adjustments under the Highgate Debentures or the Highgate Warrant.

       Highgate and Montgomery hereby represent and warrant that no third party holds any interest in either the Highgate Debentures or Highgate Warrant, and that no third party consent or waiver is required in order for either to grant the consent and waiver set forth herein.

       Except as expressly set forth above, all of the terms and conditions of the Highgate Documents shall continue in full force and effect, and shall not be in any way changed, modified or superseded. The consent of Highgate and Montgomery set forth herein shall be a one-time consent and shall not be deemed a consent other than as specified herein.

       Please indicate your agreement to the foregoing by signing below where indicated.

                                   Sincerely,

                                   HIGHGATE HOUSE FUNDS, LTD.

                                   By:   Yorkville Advisors, LLC
                                   Its:  General Partner

                                   By: /s/ Mark Angelo
                                       ---------------------------------
                                   Name:  Mark Angelo
                                   Its:  President and Portfolio Manager

                                   MONTGOMERY EQUITY PARTNERS LTD.

                                   By:   Yorkville Advisors, LLC
                                   Its:  General Partner

                                   By: /s/ Mark Angelo
                                       ---------------------------------
                                   Name:  Mark Angelo
                                   Its:  President and Portfolio Manager


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Nanoscience Technologies, Inc.
Page 3 of 3




Acknowledged and Agreed
on July 28, 2006:

NANOSCIENCE TECHNOLOGIES, INC.

By:      /s/ David Rector
         -----------------------
Name:    David Rector
Title:   Chief Operating Officer